UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019 (December 6, 2019)

CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52883	20-4456503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street, Suite 113 St. Augustine, FL	32095
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (904) 824-3133

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2019, the board of directors (the “Board”) of Creative Learning Corporation (the “Company”) adopted amended and restated By-laws (the “New Bylaws”) for the Company. The New Bylaws became effective on the date of adoption by the Board, or December 6, 2019. A description of the provisions adopted or changed by the New Bylaws, and of the provisions of the Company’s Bylaws that were in effect prior to the adoption of the New Bylaws (the “Former Bylaws”), appears below:

•	The New Bylaws include a new provision in Section 1.01, “Annual Meetings,” that authorizes the Board to postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.

•	The New Bylaws provide that no business may be transacted at a special meeting of stockholders other than as specified in the notice of such special meeting (or any supplement thereto) delivered to the Company’s stockholders (except to the extent that such notice is waived or is not required as provided in the Delaware General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”) or the New Bylaws).

•	The New Bylaws clarify in Section 1.08, “Voting,” that the voting provisions described in such Section do not apply to actions by the stockholders of the Company taken by written consent. The Board believes that the additional language in Section 1.08 of the New Bylaws does not reflect a substantive change from the Former Bylaws, but rather, clarifies the language set forth in the Former Bylaws.

•

Section 1.11 of the Former Bylaws, entitled “Stockholder Action by Written Consent,” provided that any action required or permitted to be taken by the stockholders of the Company may be taken without a meeting of stockholders if a consent in writing, setting forth the action so taken, shall be signed by all of the stockholders of the Company.

The New Bylaws provide that any action required or permitted to be taken by the stockholders of the Company at a meeting of stockholders may be taken without a meeting of stockholders if a consent in writing, setting forth the action so taken, shall be signed by the holders of voting stock having not less than the minimum number of votes that would be necessary to take such action at a meeting of stockholders at which the holders of all shares entitled to vote on the action were present and voting. The New Bylaws further provide, as an example of the application of this Section 1.11, that any action taken by the stockholders of the Company by written consent of stockholders (and not at an annual or special meeting of stockholders) with respect to the removal or election of members of the Board shall require the written consent of a majority of the voting power of the shares of capital stock entitled to vote with respect to election of directors to be effective, unless the consent of a greater percentage of the voting power of the shares of capital stock entitled to vote is required by the Company’s Certificate of Incorporation or by the Delaware General Corporation Law.

•	The New Bylaws include, as a new Section 2.16, “Qualifications of Directors,” a number of requirements for directors of the Company, that were adopted to ensure that members of the Board have the qualifications and experience to properly and effectively discharge their fiduciary and other duties to the Company and to act in the best interests of all of the stockholders of the Company. Specifically, the New Bylaws provide Directors shall be natural persons having suitable experience in business and financial matters, including one or more of the following qualifications:

(a)	High level of financial literacy;
(b)	Diversity of race, ethnicity, age, gender, professional background, cultural background and/or professional experience;
(c)	Extensive knowledge of the Company’s business or industry;
(d)	Franchise related experience; and
(e)	Risk oversight/management experience.

In addition, pursuant to the New Bylaws, no person shall be eligible to serve as a Director of the Company if such person:

(a)	Has been convicted of a felony or a misdemeanor (other than a traffic violation);
(b)	Has, at any time, committed an act of theft or fraud against the Company or any of its subsidiaries or Affiliates (as such term is defined in Rule 501 of the Securities Act of 1933, as amended) (collectively, the “Company Group”); or
(c)	(x) is or was, at any time, a party to a Terminated Franchise Agreement, or (y) held a direct or indirect ownership interest in an entity that is or was a franchisee of the Company or any other member of the Company Group that was, at any time, a party to a Terminated Franchise Agreement. The term “Terminated Franchise Agreement” shall mean any domestic or international master franchise agreement or single unit franchise agreement entered into with the Company or any other member of the Company Group (each a “CLC Franchisor”), that has been terminated by such CLC Franchisor as a result of a material breach or uncured default by the franchisee thereunder.

As used in the New Bylaws, (i) the term “Theft,” shall mean intentionally and fraudulently taking or using by any person of the property of any member of the Company Group, whether physical or intellectual, without permission or consent and with the intent to convert it to personal benefit or use of such person, and (ii) the term “Fraud” shall mean a false representation of a matter of fact—whether by words or by conduct, by false or misleading allegations, or by concealment of what should have been disclosed—that deceives and is intended to deceive another so that the individual will act upon it to her or his legal injury.

The foregoing summary of the New Bylaws is qualified in its entirety by reference to the New Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

3.2	Amended and Restated Bylaws of Creative Learning Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREATIVE LEARNING CORPORATION
(Registrant)

Date: December 6, 2019	/s/ Bart Mitchell
Name: Bart Mitchell
Title: Chief Executive Officer

Exhibit Index

Exhibit Number

3.2	Amended and Restated Bylaws of Creative Learning Corporation